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                                 EXHIBIT 10.48


Order Approving Disputed Claims Agent Agreement, Disbursing Agent Agreement, Common Stock Settlement Fund Administration Agreement and Tag-Along Agreement dated December 4, 1998.
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                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE



In re                                  )    Chapter 11
                                       )
PHOENIX INFORMATION SYSTEMS CORP.,     )    Case No. 97-2498 (RRM)
et al.,                                )    (Jointly Administered)
                                       )
                      Debtors.         )



                ORDER APPROVING DISPUTED CLAIMS AGENT AGREEMENT,
              DISBURSING AGENT AGREEMENT, COMMON STOCK SETTLEMENT
             FUND ADMINISTRATION AGREEMENT AND TAG-ALONG AGREEMENT


         Phoenix Information Systems Corp., Phoenix Systems Group Inc. and Phoenix Systems Ltd., the above captioned debtors and debtors in possession (collectively, the "Debtors") having filed their joint plan of reorganization under chapter 11 of the United States Code July 1, 1998, as amended on July 31, 1998, as further modified on October 30, 1998 (the "Plan"), and the Plan having been confirmed by an order of this Court dated November 2, 1998 (the "Confirmation Order"); and the Confirmation Order having approved certain exhibits to the Plan including the Disputed Claims Agent Agreement, Disbursing Agent Agreement, Common Stock Settlement Fund Administration Agreement and Tag-Along Agreement (collectively, the "Exhibits") in substantially the same form as the forms of such Exhibits annexed to the Plan; and the Disputed Claims Agent Agreement having been revised to expand the Disputed Claims Agent's duties and responsibilities to
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include, among other things, that the Disputed Claims Agent will succeed to all the rights and responsibilities of the Debtors in connection with the dissolution of the Debtors and the Debtors' implementation of the Plan, and that the Disputed Claims Agent is empowered to perform such tasks, as provided under the Plan, including, but not limited to, (a) terminating the Debtors' 401(k) plan or other retirement plans; (b) preparing operating reports to the Office of the United States Trustee; (c) preparing and filing tax returns on behalf of the Debtors' estates, (d) exchanging stock certificates with Common Stock Settlement Certificates; and/or (e) otherwise causing the wind-down and dissolution of the Debtors; and the Disbursing Agent Agreement, Common Stock Settlement Fund Administration Agreement and the Tag-Along Agreement having been revised in a manner not to materially change the purpose of such Exhibits; and the Debtors having requested the entry of an order approving the Exhibits in their revised form; and the Debtors having further requested that they be authorized to transfer the Notes (as defined in the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Plan) to the Disputed Claims Agent in order for the Disputed Claims Agent to carry out its duties and responsibilities under the Plan and the Disputed Claims Agent Agreement; and for good cause appearing; it is hereby



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         ORDERED, that the Disputed Claims Agent shall succeed to all of the rights of the Debtors and is authorized to assume the responsibilities of the Debtors relating to dissolving and winding down the Debtors as set forth in the Exhibits, and executing and transmitting all notices and documents and otherwise implementing the Plan; and it is further

         ORDERED, that the Exhibits, as revised and annexed to this order as Exhibit A, are otherwise hereby approved; and it is further

         ORDERED, that the Debtors are authorized to transfer the Notes to the Disputed Claims Agent.

Dated:   Wilmington, Delaware
         December 4, 1998




                                       /s/  Roderick R. McKelvie
                                          -----------------------------------
                                          UNITED STATES DISTRICT COURT JUDGE



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